ANNUAL REPORT

[PHOTO]

Templeton Global
Governments Income Trust

August 31, 1998



[TEMPLETON LOGO]

PAGE

[FRANKLIN TEMPLETON 50 YEAR LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.







[PHOTO OF NEIL DEVLIN APPEARS HERE]

NEIL S. DEVLIN, CFA
Portfolio Manager
Templeton Global Governments
Income Trust

PAGE

SHAREHOLDER LETTER


Your Trust's Objective: Templeton Global Governments Income Trust seeks a high level of current income consistent with preservation of capital. It seeks this objective by investing primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world.


Dear Shareholder:

This annual report of Templeton Global Governments Income Trust covers the fiscal year ended August 31, 1998. For global bond investors, the period was marked by three trends: one, the continued decline in prices of raw materials and commodities, which contributed to a favorable global inflation environment; two, the emergence of periodic but persistent crises in developing countries; and three, increasing bond prices in the world's major developed markets.

During the period, much of the world experienced relatively healthy economic growth. In the U.S., for example, expansion continued for the sixth consecutive year, and unemployment fell to levels not seen since the early 1970s. European economies



CONTENTS


Shareholder Letter ...........  1

Performance Summary ..........  7

Financial Highlights &
Statement of Investments .....  9

Financial Statements ......... 13

Notes to Financial
Statements ................... 16

Independent Auditor's Report . 20

Tax Designation .............. 24



[FUND CATEGORY PYRAMID GRAPH]


You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.


PAGE

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98

[PIE CHART]

- Europe 45.3%
- United States 21.1%
- Latin America 15.8%
- Canada 8.5%
- Australia & New Zealand 5.4%
- Asia 2.3%
- Short-Term Investments & Other Net Assets 1.6%

began to emerge from a sluggish growth environment. Those of Finland, Spain and the Netherlands grew quite rapidly during the fiscal year, as the delayed impact of low long-term interest rates began to stimulate economic activity. By the end of the reporting period, accelerating growth had spread to Germany, France, and Italy. Many continental European markets also benefited from a decline in currency exchange risk as interest rates converged in countries seeking membership in the European Economic Union.

Inflation in Europe and the U.S. was tame during the period, which surprised many economists because growth in the two regions was relatively rapid. This benign inflation environment was largely responsible for the decline in global interest rates and corresponding rise in bond prices. For example, 10-year U.S. Treasury bond yields declined from 6.30% to 5.05% during the reporting period, while yields on similar government bonds in Germany declined from 5.69% to 4.22%.(1)

Japan, where banks were hamstrung by an enormous load of bad debt, presented a different picture. Japanese government policy makers struggled throughout the reporting period to restructure their economy, but they failed and Japan remained in a recession. Its poor demand for products from other Asian markets and the yen's persistent weakness put enormous pressure on the economies of developing Asian countries.

Toward the end of the reporting period, Russia also came under tremendous pressure because of its precarious debt financing. In order to establish at least a semblance of stability, it devalued the




1. Source: Bloomberg.



2

PAGE

ruble and declared a moratorium on debt service. These conditions influenced debt instruments of other emerging markets, including those of Latin America. These crises also affected developed economies that were highly dependent on commodity exports or trade with emerging economies. Canada, Australia and New Zealand were influenced in this manner and, by the close of the period, experienced rising interest rates and moderate declines in their currencies relative to the U.S. dollar.

Responding to these conditions, global bond investors progressively reduced their holdings of emerging market debt securities and looked for a "safe haven" in higher quality, developed market government bonds. Within this environment, Templeton Global Governments Income Trust produced a -13.02% one-year cumulative total return in market-price terms and a -1.41% one-year cumulative total return in net asset value terms for the period ended August 31, 1998, as discussed in the Performance Summary on page 7.

During the period, we attempted to maximize the Trust's return by allocating about 80% of total net assets to intermediate- and long-term bonds in developed markets, and less than 20% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our view, this combination appeared to offer the possibility of higher long-term returns with modestly higher short-term volatility. However, our allocation to emerging market bonds did hamper the Trust's performance modestly as these bonds generally underperformed higher-quality bonds from developed markets.

The Trust's geographic distribution was relatively stable throughout the reporting period. Our allocations to North American and European regions were approximately 30% and 45%, respectively, on



                                                                               3

PAGE

  PORTFOLIO BREAKDOWN
  Based on Total Net Assets
  8/31/98
  ------------------------------------
  Government Bonds               98.3%
  Corporate Bonds                 0.1%
  Short-Term Investments &
  Other Net Assets                1.6%


August 31, 1998. Within Europe, the Fund's allocation in Italy was reduced by just over 2% to 6.9% of total net assets and in the United Kingdom was increased by over 2% to 7.6%. We also initiated a position of 1.7% of total net assets in New Zealand.

Near the end of the reporting period, we increased our use of foreign currency hedging because we believed that the U.S. dollar would rise in value against other currencies as investors sought a "safe haven" during Russia's and Japan's economic crises. Our hedging activities were undertaken in an effort to minimize the loss of value arising from changes in currency exchange rates for the Trust's European currency-denominated bonds. At the end of the period, the Trust's net U.S. dollar exposure was 82.8%, up from 55% at the end of the previous fiscal year. The net exposure to European currencies stood at only 10.3% on August 31, 1998, down from 41.2% on August 31, 1997.

From our vantage point, the crisis in the emerging markets is not over. We believe that there is likely to be continued volatility in both emerging and developed markets until the impact of the crisis is better understood. But increased volatility in lower-rated bond issues may present an opportunity for investors with medium- to long-term investment horizons and the willingness to tolerate moderately higher risk. In our opinion, another critical issue for global interest rates will be the balance between global growth and inflation. We believe global economic growth is likely to decline modestly and global inflation may be quite tame in the near future. In our opinion, this would be an excellent environment for high quality bonds and contributes to our positive long-term outlook for the Trust.



4

PAGE

Please remember this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Trust's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Governments Income Trust and welcome any comments or suggestions you may have.

Sincerely,



/s/ Neil S. Devlin


Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Governments Income Trust



                                                                               5

PAGE

                        IMPORTANT NOTICE TO SHAREHOLDERS



INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Trust holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Trust. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Trust holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Trust will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

YEAR 2000. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer system used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliate service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.





6

PAGE


PERFORMANCE SUMMARY


In market-price terms, Templeton Global Governments Income Trust produced a -13.02% cumulative total return for the one-year period ended August 31, 1998. Based on the change in net asset value (in contrast to market price), the Trust delivered a -1.41% cumulative total return for the same period. Both total return figures assume reinvestment of distributions in accordance with the dividend reinvestment plan.

During the reporting period, the Trust's closing price on the New York Stock Exchange decreased $1.50 per share, from $7.5625 on August 31, 1997, to $6.0625 on August 31, 1998, while the net asset value decreased 73 cents ($0.73), from $7.98 to $7.25.

Templeton Global Governments Income Trust shareholders received per-share distributions of 45.0 cents ($0.4500) in income dividends, 13 cents ($0.1300) as return of capital and 2.1 cents ($0.0210) in long-term capital gains during the period. Distributions will vary depending on income earned by the Trust and any profits realized from the sale of securities in the portfolio, as well as the level of the Trust's operating expenses.





Past performance is not predictive of future results.


                                                                               7

PAGE


  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
  Periods ended 8/31/98

                                                                             SINCE
                                                                           INCEPTION
                                                1-YEAR        5-YEAR       (11/22/88)

  Cumulative Total Return(1)
    Based on change in net asset value           -1.41%       32.24%         89.84%
    Based on change in market price             -13.02%        7.22%         50.15%
  Average Annual Total Return(2)
    Based on change in net asset value           -1.41%        5.74%          6.78%
    Based on change in market price             -13.02%        1.40%          4.24%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions at either net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


             Past performance is not predictive of future results.



8

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 1998        1997        1996        1995       1994+
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $7.98       $8.01       $7.71       $7.56       $8.37
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .55         .56         .60         .64         .64
 Net realized and unrealized gains (losses)................        (.68)        .01         .30         .15        (.81)
                                                               --------------------------------------------------------
Total from investment operations...........................        (.13)        .57         .90         .79        (.17)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.45)       (.56)       (.35)       (.59)         --
 In excess of net investment income........................          --          --          --        (.05)       (.05)
 Net realized gains........................................        (.02)       (.01)         --          --        (.07)
 In excess of net realized gains...........................          --        (.02)         --          --          --
 Tax return of capital.....................................        (.13)       (.01)       (.25)         --        (.52)
                                                               --------------------------------------------------------
Total distributions........................................        (.60)       (.60)       (.60)       (.64)       (.64)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $7.25       $7.98       $8.01       $7.71       $7.56
                                                               =========================================================
Total Return
 Based on market value per share...........................    (13.02)%      15.01%      10.66%      15.87%    (16.41)%
 Based on net asset value per share........................     (1.41)%       7.95%      12.95%      11.92%     (1.71)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $164,196    $182,223    $183,011    $176,212    $172,586
Ratios to average net assets:
 Expenses..................................................       1.02%        .97%        .96%       1.03%       1.06%
 Net investment income.....................................       6.98%       6.90%       7.50%       8.43%       8.04%
Portfolio turnover rate....................................      52.28%     197.82%     116.55%     111.03%     134.83%

+Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                  PRINCIPAL
                                                                   AMOUNT*            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES 98.4%
ARGENTINA 5.1%
Republic of Argentina:
  10.95%, 11/01/99..........................................    $    1,615,000     $  1,520,119
  8.75%, 5/09/02............................................           400,000          282,450
  8.375%, 12/20/03..........................................         3,330,000        2,464,200
  11.00%, 10/09/06..........................................         3,500,000        2,559,375
  11.375%, 1/30/17..........................................           480,000          350,400
  9.75%, 9/19/27............................................         1,841,000        1,198,951
                                                                                   ------------
                                                                                      8,375,495
                                                                                   ------------
AUSTRALIA 3.7%
Government of Australia, 7.50%, 7/15/05.....................         9,780,000 AUD    6,110,142
                                                                                   ------------
BRAZIL 3.2%
Government of Brazil:
  8.875, 11/05/01...........................................           485,000          360,113
  FRN, 6.563%, 4/15/09......................................         4,085,000        1,986,331
  FRN, 6.75%, 4/15/12.......................................         4,275,000        1,971,844
  8.00%, 4/15/14............................................           580,108          307,547
  10.125%, 5/15/27..........................................         1,100,000          618,750
                                                                                   ------------
                                                                                      5,244,585
                                                                                   ------------
BULGARIA .7%
Republic of Bulgaria:
  FRN, 6.688%, 7/28/11......................................         2,220,000        1,004,550
  Reg D, FRN, 6.688%, 7/28/11...............................           185,000           83,713
                                                                                   ------------
                                                                                      1,088,263
                                                                                   ------------
CANADA 8.5%
Government of Canada:
  10.50%, 7/01/00...........................................         7,000,000 CAD    4,831,707
  10.50%, 3/01/01...........................................         8,324,000 CAD    5,897,180
  10.00%, 5/01/02...........................................         4,310,000 CAD    3,136,878
                                                                                   ------------
                                                                                     13,865,765
                                                                                   ------------
DENMARK 2.0%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................         4,815,000 DKK      782,105
  8.00%, 5/15/03............................................        14,340,000 DKK    2,439,211
                                                                                   ------------
                                                                                      3,221,316
                                                                                   ------------
GERMANY 15.2%
Europe Economic Community, 6.50%, 3/10/00...................        22,450,000 DEM   13,233,215
Federal Republic of Germany, 8.00%, 7/22/02.................        17,920,000 DEM   11,725,482
                                                                                   ------------
                                                                                     24,958,697
                                                                                   ------------

 10

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                  PRINCIPAL
                                                                   AMOUNT*            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.40%, 7/20/99.................    $      255,000     $    215,475
                                                                                   ------------
ITALY 6.9%
Buoni Poliennali del Tesoro:
  12.00%, 1/17/99...........................................     2,665,000,000 ITL    1,560,757
  10.50%, 7/15/00...........................................     9,605,000,000 ITL    6,122,268
  10.50%, 11/01/00..........................................     2,900,000,000 ITL    1,878,423
  10.50%, 9/01/05...........................................     2,330,000,000 ITL    1,808,278
                                                                                   ------------
                                                                                     11,369,726
                                                                                   ------------
MEXICO 4.5%
United Mexican States:
  9.75%, 2/06/01............................................         3,310,000        2,979,000
  9.875%, 1/15/07...........................................         2,030,000        1,745,800
  11.375, 9/15/16...........................................         1,600,000        1,364,000
  6.25%, 12/31/19...........................................         1,675,000        1,198,672
                                                                                   ------------
                                                                                      7,287,472
                                                                                   ------------
NEW ZEALAND 1.7%
Government of New Zealand, 6.50%, 2/15/00...................         5,690,000 NZD    2,819,364
                                                                                   ------------
PANAMA .4%
Republic of Panama, 8.875%, 9/30/27.........................           960,000          709,200
                                                                                   ------------
PERU .4%
Republic of Peru, FRN, 4.00%, 3/07/17.......................         1,385,000          682,113
                                                                                   ------------
SPAIN 8.3%
Government of Spain:
  12.25%, 3/25/00...........................................       851,130,000 ESP    6,394,060
  10.10%, 2/28/01...........................................       455,600,000 ESP    3,487,158
  10.90%, 8/30/03...........................................       423,950,000 ESP    3,674,337
                                                                                   ------------
                                                                                     13,555,555
                                                                                   ------------
SWEDEN 4.6%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................         5,000,000 SEK      753,616
  10.25%, 5/05/03...........................................        44,500,000 SEK    6,800,335
                                                                                   ------------
                                                                                      7,553,951
                                                                                   ------------
TURKEY 2.2%
Cellco Finance NV, 15.00%, 8/01/05..........................         1,875,000        1,410,938
Republic of Turkey:
  9.875%, 2/23/05...........................................         1,390,000        1,000,800
  Reg S, 10.00%, 9/19/07....................................         1,520,000        1,203,650
                                                                                   ------------
                                                                                      3,615,388
                                                                                   ------------

                                                                              11

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                  PRINCIPAL
                                                                   AMOUNT*            VALUE
-----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 7.6%
United Kingdom:
  8.00%, 12/07/00...........................................         5,115,000 GBP $  8,886,305
  stk., 7.00%, 11/06/01.....................................            95,000 GBP      163,453
  cvt. stk., 9.50%, 4/18/05.................................         1,705,000 GBP    3,467,979
                                                                                   ------------
                                                                                     12,517,737
                                                                                   ------------
UNITED STATES 21.1%
U.S. Treasury Bond, 6.375%, 8/15/02.........................         5,435,000        5,694,864
U.S. Treasury Notes:
  6.625%, 4/30/02...........................................         6,635,000        6,985,414
  7.25%, 8/15/04............................................         6,978,000        7,756,487
  6.125%, 8/15/07...........................................         9,768,000       10,457,875
  6.125%, 11/15/27..........................................         3,441,000        3,816,285
                                                                                   ------------
                                                                                     34,710,925
                                                                                   ------------
VENEZUELA 2.2%
Republic of Venezuela, 9.25%, 9/15/27.......................         6,385,000        2,569,963
Venezuela Front Load Interest Reduction Bond A, 3/31/07.....         2,571,423        1,063,926
                                                                                   ------------
                                                                                      3,633,889
                                                                                   ------------
TOTAL LONG TERM SECURITIES (COST $178,762,140)..............                        161,535,058
                                                                                   ------------
SHORT TERM INVESTMENT (COST $1,300,000) .8%
Den Danske Bank, 5.81%, 9/01/98, Time Deposit...............         1,300,000        1,300,000
                                                                                   ------------
TOTAL INVESTMENTS (COST $180,062,140) 99.2%.................                        162,835,058
NET EQUITY IN FORWARD CONTRACTS (.4%).......................                           (706,821)
OTHER ASSETS, LESS LIABILITIES 1.2%.........................                          2,067,727
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $164,195,964
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
ESP  -- Spanish Peseta
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $180,062,140)....    $162,835,058
 Cash.......................................................             686
 Dividends and interest receivable..........................       4,240,919
 Unrealized gain on forward exchange contracts (Note 6).....         747,340
                                                                ------------
      Total assets..........................................     167,824,003
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................         826,554
  Payables to affiliates....................................         116,222
 Distributions to shareholders..............................       1,132,141
 Unrealized loss on forward exchange contracts (Note 6).....       1,454,161
 Accrued liabilities........................................          98,961
                                                                ------------
      Total liabilities.....................................       3,628,039
                                                                ------------
Net assets, at value........................................    $164,195,964
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,132,141)
 Net unrealized depreciation................................     (17,941,919)
 Accumulated net realized gain..............................         267,418
 Beneficial shares..........................................     183,002,606
                                                                ------------
Net assets, at value........................................    $164,195,964
                                                                ============
Net asset value per share ($164,195,964 / 22,642,821 shares
  outstanding)..............................................           $7.25
                                                                ============

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 Dividends..................................................    $      1,435
 Interest...................................................      14,404,500
                                                                ------------
      Total investment income...............................                       $ 14,405,935
Expenses:
 Management fees (Note 3)...................................         990,667
 Administrative fees (Note 3)...............................         450,303
 Transfer agent fees........................................          29,000
 Custodian fees.............................................          37,966
 Reports to shareholders....................................         166,800
 Registration and filing fees...............................          32,500
 Professional fees..........................................         110,078
 Trustees' fees and expenses................................          16,000
 Other......................................................           2,512
                                                                ------------
      Total expenses........................................                          1,835,826
                                                                                   ------------
            Net investment income...........................                         12,570,109
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      (1,584,796)
  Foreign currency transactions.............................         518,520
                                                                ------------
      Net realized loss.....................................                         (1,066,276)
 Net unrealized depreciation on:
  Investments...............................................     (13,381,613)
  Translation of assets and liabilities denominated in
    foreign currencies......................................      (1,049,590)
                                                                ------------
      Net unrealized depreciation...........................                        (14,431,203)
                                                                                   ------------
Net realized and unrealized loss............................                        (15,497,479)
                                                                                   ------------
Net decrease in net assets resulting from operations........                       $ (2,927,370)
                                                                                   ============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                    1998               1997
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 12,570,109       $ 12,858,682
  Net realized gain (loss) from investments and foreign
    currency transactions...................................      (1,066,276)         2,717,335
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................     (14,431,203)        (2,658,312)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (2,927,370)        12,917,705

 Distributions to shareholders from:
  Net investment income.....................................     (10,313,998)       (12,858,682)
  Net realized gains........................................        (477,504)          (190,349)
  In excess of net realized gains...........................              --           (434,912)
  Tax return of capital.....................................      (2,898,965)          (221,749)

 Capital share transactions (Note 2)........................      (1,408,863)                --
                                                                -------------------------------
    Net decrease in net assets..............................     (18,026,700)          (787,987)

Net assets:
 Beginning of year..........................................     182,222,664        183,010,651
                                                                -------------------------------
 End of year................................................    $164,195,964       $182,222,664
                                                                ===============================
Distributions in excess of net investment income included in net assets:
 End of year................................................    $ (1,132,141)      $ (1,142,142)
                                                                ===============================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks a high level of current income consistent with preservation of capital by investing primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

On February 21, 1997, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate 2 million shares of the Fund's Common Stock.

At August 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 1998, 200,000 shares were repurchased for $1,408,863. During the year ended August 31, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased on the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

                                                                              17

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
---------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

Legal fees of $86,531 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $  2,113,374
Unrealized depreciation.....................................   (19,340,456)
                                                              ------------
Net unrealized depreciation.................................  $(17,227,082)
                                                              ============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $93,674,485 and $90,127,986, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values

 18

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

As of August 31, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                     IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                              EXCHANGE FOR      DATE            GAIN/(LOSS)
--------------                                                                  ---------------------------------------------
 1,210,000  Australian Dollars..........................................  U.S.  $   734,785       9/8/98    U.S.  $    42,289
   800,000  Australian Dollars..........................................            483,840       9/9/98               25,986
 2,010,000  Australian Dollars..........................................          1,216,553      9/10/98               66,178
 2,420,000  Australian Dollars..........................................          1,440,384      9/15/98               55,263
 1,210,000  Australian Dollars..........................................            719,043      9/18/98               26,454
   398,000  New Zealand Dollars.........................................            204,333       9/3/98                7,071
 3,150,000  New Zealand Dollars.........................................          1,581,300      9/14/98               20,250
                                                                                -----------                       -----------
                                                                          U.S.  $ 6,380,238                           243,491
                                                                                ===========
    Net unrealized gain on offsetting forward exchange contracts........                                              503,849
                                                                                                                  -----------
      Unrealized gain on forward exchange contracts.....................                                              747,340
                                                                                                                  -----------
CONTRACTS TO BUY:
--------------
   424,000  Australian Dollars..........................................  U.S.  $   249,821      9/15/98               (7,138)
                                                                                ===========                       -----------

CONTRACTS TO SELL:
--------------
 2,075,000  British Pounds..............................................  U.S.  $ 3,354,258     11/24/98             (104,988)
   700,000  British Pounds..............................................          1,132,712     11/27/98              (34,090)
 8,350,000  Canadian Dollars............................................          5,321,268      9/30/98              (15,901)
28,000,000  Deutschemarks...............................................         15,712,682      9/17/98             (181,228)
18,500,000  Deutschemarks...............................................         10,243,859      9/21/98             (260,026)
28,000,000  Deutschemarks...............................................         15,492,981      9/21/98             (404,792)
18,450,000  Deutschemarks...............................................         10,272,829      9/24/98             (204,578)
                                                                                -----------                       -----------
                                                                          U.S.  $61,530,589                        (1,205,603)
                                                                                ===========                       -----------

    Net unrealized loss on offsetting forward exchange contracts........                                             (241,420)
      Unrealized loss on forward exchange contracts.....................                                           (1,454,161)
                                                                                                                  -----------
        Net unrealized loss on forward exchange contracts...............                                    U.S.  $  (706,821)
                                                                                                                  ============

                                                                              19

PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Governments Income Trust as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Governments Income Trust as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                          /s/McGladrey & Pullen, LLP

New York, New York
September 29, 1998

 20

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect four Trustees of the Trust, to ratify the selection of McGladrey & Pullen, LLP, as the Trust's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust:
Harris J. Ashton, S. Joseph Fortunato, Andrew H. Hines, Jr. and Gordon S. Macklin.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Trust's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees for the term set forth below:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  19,267,025        84.35%         283,623          1.24%
S. Joseph Fortunato.........................................  19,269,652        84.36%         280,996          1.23%
Andrew H. Hines, Jr. .......................................  19,268,696        84.35%         281,952          1.24%
Gordon S. Macklin...........................................  19,270,813        84.36%         279,835          1.23%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Trust for the fiscal year ending August 31, 1998:

               % OF                    % OF                    % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES
-----------------------------------------------------------------------
19,195,961   84.04%       84,091     0.37%        270,596    1.18%

*Nicholas F. Brady, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Charles B. Johnson, Rupert H. Johnson, Jr. and Fred R. Millsaps are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact Morgan Stanley Dean Witter Trust(FSB), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311-3977, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Trust declares dividends in either cash or common stock of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

TRANSFER AGENT

Morgan Stanley Dean Witter Trust(FSB)
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311-3977

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in the New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-869-NEWS (1-800-869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              23

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................    $ 22,140
20% Rate Gain...............................................     486,048
                                                                --------
Total.......................................................    $508,188
                                                                ========

 24

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund


FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           09/98

PAGE


TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030


TRANSFER AGENT
Dean Witter Trust
Harborside Financial Center, Plaza 2
Jersey City, New Jersey 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Trust's portfolio. Like any investment in securities, the value of Trust's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


                                 [RECYCLE LOGO]

TLTGG A98 10/98                                        Printed on recycled paper